VAN WAGONER FUNDS, INC.
                           (the "Company")

                    Supplement dated June 17, 2003
           to the Prospectus of the Company dated April 30, 2003

On June 9, 2003, the Board of Directors of the Company called a special meeting of shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund to be held on August 29, 2003 to consider and act upon a proposal to approve new investment advisory agreements (the "New Agreements") between the Company and Van Wagoner Capital Management, Inc. (the "Adviser"). Shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund will vote on the respective New Agreements. If the proposals are approved by the shareholders of the Emerging Growth Fund and the Small-Cap Growth Fund at the Meeting, the New Agreements will become effective on September 1, 2003.

The New Agreements contain many of the same terms and conditions as the current Investment Advisory Agreements (the "Current Agreements"). They differ, however, from the Current Agreements in two principal respects. First, under the Current Agreements, the advisory fee paid to the Adviser is a set fee based on a percentage of net assets of the Emerging Growth Fund and the Small-Cap Growth Fund. Under the New Agreements, the Adviser is paid a fee, based in part, on each Fund's performance. For the Emerging Growth Fund this advisory fee may be greater or less than the advisory fee under the Current Agreement. For the Small-Cap Growth Fund this advisory fee may be equal to or less than, but not greater than, the advisory fee under the Current Agreement. Second, under the Current Agreements, the Adviser is obligated to reimburse each Fund to the extent aggregate annual operating expenses (excluding interest, dividends on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities and extraordinary items) exceed 2% of such Fund's average daily net assets. Under the New Agreements, the 2% expense cap will be removed.

For its services to the Emerging Growth Fund and the Small-Cap Growth Fund under the New Agreements, the Adviser will receive a fee calculated monthly (but accrued daily based on prior adjustments) and, normally, paid monthly, at an annual rate of 1.25% of each Fund's average daily net assets (the "Base Fee").
 The Base Fee may be adjusted upward or downward (by up to 0.25% of the respective Fund's average daily net assets), depending on whether and to what extent the investment performance of the Fund, for the relevant performance period, exceeds or is exceeded by, the performance of the Lipper Small-Cap Growth Index (the "Index") over the same period (the "Performance Fee").

The Index is an equally weighted index typically consisting of the thirty (30) largest mutual funds within the small-cap category, as categorized by Lipper Analytical Services, Inc. The performance period consists of the prior thirty-six (36) calendar months, and is also referred to as a rolling 36-month period. Each 0.10% of difference of the Emerging Growth Fund's and the Small-Cap Growth Fund's performance compared to the performance of the Index is multiplied by a performance adjustment of .025%, up to a maximum adjustment of 0.25% (as an annual rate). Thus, an annual excess performance difference of 1.00% or more between the respective Fund and the Index would result in an annual maximum performance adjustment of 0.25%. Shareholders should be aware that it is possible for high past performance to result in a daily advisory fee accrual or monthly advisory fee payment by the Emerging Growth Fund and/or the Small-Cap Growth Fund that is higher than lower current performance would otherwise produce.

Since the fee to be received by the Adviser is based in part on the Adviser's performance, there exists the possibility that the Adviser might manage the Funds more aggressively to increase their investment performance. In effect, the Performance Fee rewards the Adviser if the total return of the assets of each respective Fund is greater than the total return of the Index and penalizes the Adviser if the total return of the assets of each respective Fund is not greater than the total return of the Index.

The matters noted above will be discussed in detail in the proxy materials related to the Meeting which will be distributed to shareholders of record at the close of business on June 11, 2003.

    INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
               `OF THE COMPANY FOR FUTURE REFERENCE.